UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2017 (May 9, 2017)

National Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 Hubbard Street

Blacksburg, VA 24060

(Address of principal executive offices)

(540) 951-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 9, 2017, National Bankshares, Inc. held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 6,957,974 shares of the Company’s common stock were entitled to vote as of March 15, 2017, the record date for the Annual Meeting.  There were 6,147,514 shares, or 88.35%, present at the Annual Meeting in person or by proxy which constituted a quorum, and the stockholders voted on six proposals.

Proposal No. 1 – Vote on Directors

The stockholders elected two Class 1 directors to serve a one-year term expiring at the Company’s 2018 Annual Meeting of Stockholders.  The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Michael E. Dye	4,697,933	32,323	1,417,258
J. Lewis Webb, Jr.	4,697,108	33,148	1,417,258

Proposal No. 2 – Vote on Directors

The stockholders elected two Class 2 directors to serve a two-year term expiring at the Company’s 2019 Annual Meeting of Stockholders.  The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
F. Brad Denardo	4,600,105	130,151	1,417,258
Normal V. Fitzwater	4,704,135	26,121	1,417,258

Proposal No. 3 – Vote on Directors

The stockholders elected four Class 3 directors to serve a three-year term expiring at the Company’s 2020 Annual Meeting of Stockholders.  The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Charles E. Green, III	4,701,123	29,133	1,417,258
Mildred R. Johnson	4,693,022	37,234	1,417,258
William A. Peery	4,693,839	36,417	1,417,258
James C. Thompson	4,701,223	29,033	1,417,258

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting:  Lawrence J. Ball, John E. Dooley, Jack M. Lewis, Mary M. Miller, James G. Rakes and Glenn P. Reynolds.

Proposal No. 4 – Advisory Vote to Approve Named Executive Officer Compensation

The stockholders approved a non-binding advisory vote to approve the compensation of the Company’s named executive officers.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,559,392	89,317	81,547	1,417,258

Proposal No. 5 – Advisory Vote on Frequency of Stockholder Vote to Approve Executive Compensation

The stockholders approved a non-binding advisory vote to approve the compensation of the named executive officers every one, two or three years.

1 year	2 year	3 year	Abstain	Broker Non-Votes
4,145,004	123,760	364,611	96,879	1,417,260

Proposal No. 6 –Ratification of Appointment of Independent Public Accounting Firm

The stockholders voted to ratify the Company’s Board of Directors’ appointment of Yount, Hyde & Barbour, P.C. to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2017.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
6,117,299	9,393	20,822	0

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date:       May 11, 2017

By: /s/ JAMES G. RAKES
James G. Rakes Chairman, President and CEO

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